Exhibit 10.27

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

SECOND AMENDMENT TO COVID-19 TESTING LABORATORY SERVICES AGREEMENT

This second amendment (“Second Amendment”) is made effective as of May 27, 2020 (“Amendment Effective Date”) and shall serve to modify that certain COVID-19 Testing Laboratory Services Agreement dated April 3, 2020 (“Agreement”) by and between Centura Health Corporation (“Hospital”) and Biodesix, Inc. (“Biodesix”).

Background

Biodesix entered into the Agreement to provide Hospital with COVID-19 Testing services. Parties wish to amend Exhibit A -Centura Health Facilities of the Agreement.

NOW, THEREFORE, in consideration of the foregoing and the promises and conditions of this Second Amendment, the parties agree as follows:

1.	All capitalized terms in this Second Amendment shall have the same meaning as defined in the Agreement.

2.	The Agreement shall be amended as follows:

A. DELETE AND REPLACE: Exhibit A — Centura Health Facilities of the Agreement is hereby deleted in its entirety and replaced with the attached revised Exhibit A.

3.

This Second Amendment, together with the Agreement, constitute the entire agreement between the parties with respect to the subject matter contained therein, and together, supersede and replace any and all prior and contemporaneous understands, arrangements and agreements, whether oral or written, with respect to the subject matter.

4.

Except as provided hereinabove, the parties hereby confirm and ratify that all terms and conditions of the Agreement, as heretofore amended, are in full force and effect and shall continue to apply, as amended by this Second Amendment.

5.

This Second Amendment may be executed in two or more identical counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute the Second Amendment when a duly authorized representative of each party has signed a counterpart. Each party agrees that the delivery of the Second Amendment by facsimile or electronic transmission shall have the same force and effect as delivery of original signatures and that each party may use such facsimile or electronic signatures as evidence of the execution and delivery of the Second Amendment by all parties c the same extent that an original signature could be used.

Confidential Information

Biodesix-Centura Health (2nd Amd to COVID-19 Testing Agreement)

(05272020)

IN WITNESS WHEREOF, the parties have caused this Second Amendment to be executed in multiple counterparts by their duly authorized representatives as of the Amendment Effective Date.

Centura Health Corporation		Biodesix, Inc.

By:	/s/ Ramy Hanna	By:	/s/ Robin Harper Cowie

Name:	Ramy Hanna	Name:	Robin Harper Cowie

Title:	SVP – Shared Services	Title:	CFO

Confidential Information

Biodesix-Centura Health (2nd Amd to COVID-19 Testing Agreement)

(05272020)

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